EXHIBIT 10.34


                                      NOTE

     THIS NOTE HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION OR SAFE HARBOR THEREFROM.

NNo.                                                              US $ 4,092,920
    -------------                                             ------------------

                             SAC TECHNOLOGIES, INC.

                       SECURED NOTE DUE SEPTEMBER 30, 2003

     FOR VALUE RECEIVED, the Company promises to pay to THE SHAAR FUND LTD., the registered holder hereof (the "Holder"), the principal sum of Four Million Ninety-Two Thousand Nine Hundred Twenty and 00/100 ($4,092,920.00) Dollars, on September 30, 2003 (the "Maturity Date"), and to pay interest at the rate of 10% per annum from time to time in arrears on the outstanding principal balance due hereunder, commencing September 30, 2002 and thereafter on the 30th day of April and September (each an "Interest Payment Date") until the Maturity Date. Accrual of interest shall commence on the first such business day to occur after the date hereof and shall continue until payment in full of the principal sum has been made or duly provided for on a 360 day basis. The principal of, and interest on, this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address last appearing on the Note Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and interest upon this Note on the Maturity Date or the Interest Payment Date as may be applicable, less any amounts required by law to be deducted, to the registered holder of this Note as of the tenth day prior to the such date and addressed to such holder at the last address appearing on the Note Register. The forwarding of such check shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such check plus any amounts so deducted.

     This Note is subject to the following additional provisions:

     1. (a) The Company acknowledges that there has been received on the date hereof, the sum of $1,065,000.00, (the "Loan") which together with the obligations of the Company to the Investor on the Prior Notes in the sum of $3,027,920.00 constitutes the principal amount of this Note.


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          (b) This Note is being issued pursuant to the Terms of a Funding
Agreement between the Company and The Shaar Fund Ltd, dated as of November 26, 2001 Terms not otherwise defined herein shall have the meanings ascribed to them in the Funding Agreement.

     2. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Note any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     3. This Note has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. In the event of any proposed transfer of this Note, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company's Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     4. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct obligation of the Company.

     5. A. At the Holder's election, at any time during the term of this Note or at maturity the Holder is entitled to convert the principal amount of this Note and accrued interest, provided that the principal amount is at least US $10,000 (unless if at the time of such election to convert the aggregate principal amount of all Notes registered to the Holder is less that Ten Thousand Dollars (US $10,000), then the whole amount thereof) into shares of Common Stock of the Company "Conversion Shares") at a conversion price of $.75 for each share of Common Stock ("Conversion Price"), by telecopying an executed and completed Notice of Conversion in the form attached hereto as Exhibit A. Conversion shall be deemed to have been effected at on the date the Notice of Conversion is telecopied and received by the Company and at such time the rights of the Holder under this Note shall cease to the extent of such conversion.

          B. (i) Notwithstanding any other provision hereof to the contrary, the Company shall have the right to prepay, in whole or in part, the then outstanding principal amount of the Notes then held by the Holder for an amount (the "Redemption Amount") equal to the sum of (a) the principal of the Notes being repaid and (b) all accrued but unpaid interest thereon through the date the Redemption Amount is paid to the Holder (the "Redemption Payment Date"), The Company shall give at least fifteen (15) business days, but not more than twenty
(20) business days, written notice of such redemption to the Holder (the "Notice of Redemption").


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               (ii) With respect to any Notes for which a Notice of Conversion is submitted to the Company prior to the Redemption Payment Date, the Notice of Conversion shall take precedence and such Notes shall be converted in accordance with the terms hereof. Furthermore, in the event such Redemption Payment is not timely made, the Notice of Redemption shall be null and void, and any rights of the Company to thereafter redeem outstanding Notes shall be subject to the deposit of the Redemption Amount, in escrow, with an attorney designated by the Holder , within 2 business days of delivery of any Notice or Redemption .


          C. For so long as this Note is outstanding, if the Company issues and sells (A) Common Shares at a purchase price that is lower than $.75 per share,
(B) warrants or options with an exercise price that is lower than $.75, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than $.75 per share on the date of issuance of such convertible, exchangeable or exercisable securities, then the Conversion Price shall be reduced to equal the lowest of any such lower price. Notwithstanding the foregoing, the following issuances of securities shall not be subject to this
Section: issuances pursuant to options, warrants, other convertible securities or other obligations outstanding or in existence as of the date hereof; issuances pursuant to any of the Company's option plans existing on the date hereof; issuances for which adjustment is made pursuant to other provisions hereof; and issuances of up to an additional 850,000 shares of Common Stock (or options or warrants to purchase same) issued subsequent to October 1, 2001 to consultants or other persons providing services to the Company. In the case of the issuance of Common Stock (otherwise than upon the conversion of shares of capital stock or other securities of the Corporation) for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors, irrespective of any accounting treatment; provided that such fair value as determined by the Board of Directors shall not exceed the aggregate Current Market Price of the shares of Common Stock being issued as of the date the Board of Directors authorizes the issuance of such shares.

          D. In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, or like capital adjustment affecting the Common Stock of the Company (each, an "Adjustment"), the Conversion Price in effect at the time of the effective date for such Adjustment shall be proportionally adjusted so that the Holder of this Note converted after such date shall be entitled to receive the aggregate number and kind of shares which, if this Note had been converted by such Holder immediately prior to such date, the Holder would have owned upon such conversion and been entitled to received upon such Adjustment (and for such purposes the Holder shall, to the extent relevant, be deemed to have converted this Note immediately prior to the record date or the effective date, as the case may, for the Adjustment). For example, if the Company declares a 2:1 stock dividend or stock split and the Conversion Price immediately prior to the record date for such Adjustment was $.75 per share, the adjusted Conversion Price immediately after the Adjustment would be $.375 per share. Such adjustment may be made successively if there is more than one Adjustment. In all other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

          E. If, for any reason, prior to the conversion of this Note in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unconverted Notes outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Notes") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the conversion of all or any of the Outstanding Notes, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Notes then being converted, and (II) the denominator is the amount of the Outstanding Notes. Whenever the Conversion Price shall be adjusted as provided herein, the Company shall forthwith file, at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each other party hereto, at its address appearing on the Company's records. Each such statement shall be signed by the Company's independent public accountants, if applicable.

          F .Conversion of this Note may be exercised, in whole or in part, by the Holder by telecopying an executed and completed notice of conversion. Interest accrued or accruing from the Issue Date to the date of conversion shall, at the option of the Holder, be paid in cash or Common Stock upon conversion at the Conversion Price. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the conversion notice ("Notice of Conversion"), substantially in the form annexed hereto as Exhibit A, duly executed, to the Company.. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (651) 687-0515; ATTN: Chief Financial Officer. Certificates representing Common Stock upon conversion will be delivered within five (5) business days from the date the Notice of Conversion is delivered to the Company's transfer agent or the Company.


          G. From and after the date of the filing of the Certificate of Amendment pursuant to Section 7(k) of the Funding Agreement, the Company shall have at all times authorized and reserved for issuance, free from preemptive rights, shares of Common Stock sufficient to yield the number of shares of Common Stock issuable at conversion as may be required to satisfy the conversion rights based on the Conversion Price as in effect from time to time, pursuant to the terms and conditions of the maximum face of the Notes and accrued interest to maturity. Until the filing of such Certificate, the Company shall not issue any authorized but unissued shares except upon conversion of this Note or other convertible securities due and owing to the Holder.

          6. Notwithstanding any other provision hereof, or of any of the other Transaction Agreements, in no event (except (i) as specifically provided in this Agreement as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock) shall the Holder be entitled to convert this Note or shall the Company have the obligation, to deliver Conversion Shares to the extent that, after such exercise or delivery, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of unconverted part of the Note, any other convertible security or unexercised Warrants) would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Holder upon such exercise). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), except as otherwise provided in clause (1) of such sentence. Holder further agrees that if Holder transfers or assigns any of the Shares to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this section as if such transferee or assignee were the original Holder hereof. Nothing herein shall preclude the Holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Holder so as to thereafter permit the conversion of this Note.

          7. The Holder of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities. The exercise by Holder of or failure to so exercise any authority granted herein shall in no manner affect Company's liability to Holder, and provided, further, that Holder shall be under no obligation or duty to exercise any of the powers hereby conferred upon them and they shall be without liability for any act or failure to act in connection with the collection of, or the preservation of, any rights under any of the Collateral.

          8. This Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON COVENIENS, to the bringing of any such proceeding in such jurisdictions.

          9. The following shall constitute an "Event of Default":

               a. The Company shall default in the payment of principal or interest on this Note and same shall continue for a period of five (5) business days; or

               b. Any of the representations or warranties made by the Company herein, or in any certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of the Funding Agreement, the Exchange Agreement, or this Note shall be false or misleading in any material respect at the time made; or

               c. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Funding Agreement or this Note, and such failure shall continue uncured for a period of ten (10) business days after written notice from the Holder of such failure; or

               d. The Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company hereunder, and such failure shall continue uncured for a period of thirty (30) days after written notice from the Holder of such failure; or

               e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

               f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within ninety (90) days after such appointment; or

               g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within ninety (90) days thereafter; or

               h. Any money judgment, writ or warrant of attachment, or similar process in excess of Two Hundred Thousand ($200,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of ninety (90) days or in any event later than five
                    (5) business days prior to the date of any proposed sale thereunder; or

               i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within ninety
                    (90) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

               j. The Company shall have its Common Stock suspended or delisted from an exchange or other trading market from trading for in excess of ten (10) trading days.

               k. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note and when required by this Note or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer on any certificate or any shares of Common Stock issued to the Holder upon conversion of this Note as and when required by this Note, the Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this
Note immediately due and payable within five (5) business days of written notice by Holder to the Company, without presentment, demand, protest or notice of any kinds, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

     10. Upon failure to make any payment of any installment of principal or interest when due hereunder, Company further promises to pay, automatically on all installments of principal and interest which are not timely paid when due, and until such payment default is cured and on the then outstanding principal balance, additional interest in addition to the rate set forth hereinabove, so that interest will then accrue at a rate equal to fifteen (15%) percent per annum.

     11. Any interest rate provided for hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to Holder shall be applied to reduce the principal balance of this Note so that in no event shall Holder receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

     12. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     13. The obligation of the Company for payment of principal, interest and all other sums hereunder is secured by Security Interest Provisions between the Company and the Holder as set forth in the Annex hereto.

     14. The Company and the Holder hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Note.

     15. The Holders books and records as to the amounts advanced hereunder and the date of such advances shall be conclusive evidence thereof.

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


     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: November 26,  2001

                                                     SAC TECHNOLOGIES, INC.


                                                     By:________________________

                                                     ___________________________
                                                     (Print Name)

                                                     ___________________________
                                                     (Title)

                           [FORM OF CONVERSION NOTICE]


TO:
    ---------------------------------

    ---------------------------------

    ---------------------------------


          The undersigned hereby instructs the Company to convert the portion of the Note specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Section 5 of the Note. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion, the Note recertificated in the principal amount, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note.

          By delivering this conversion notice, the undersigned owner represents and warrants that it does not now, nor after giving effect to this conversion notice will it, beneficially own in excess of 4.99% of the outstanding shares of Common Stock of the Company within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended.


Date ___________________________________________________________________




Signature ______________________________________________________________________
                                    [Name]

Address: _______________________________________________________________________

         _______________________________________________________________________